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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: MARCH 28, 2000



                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                      0-26802               58-2360335
-------------------------------   ---------------------   ----------------------
(STATE OR OTHER JURISDICTION OF                                (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)    (COMMISSION FILE NO.)   IDENTIFICATION NUMBER)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         On March 28, 2000, CheckFree Holdings Corporation announced that it had entered into a multi-year non-exclusive extension to its contract with Chase Manhattan Bank for electronic payment services.

         CheckFree's press release issued March 28, 2000 regarding the Chase Manhattan agreement is attached as an exhibit to this report and is incorporated in this Form 8-K by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.


              EXHIBIT NO.                   DESCRIPTION

                  99 CheckFree Holdings Corporation's Press Release issued March 28, 2000, regarding the execution of a multi-year non-exclusive extension to its contract with Chase Manhattan Bank for electronic payment services.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CHECKFREE HOLDINGS CORPORATION


Date:  March 28, 2000                    By: /s/ Allen L. Shulman
                                            ------------------------------------
                                            Allen L. Shulman, Executive Vice
                                            President, Chief Financial Officer
                                            and General Counsel

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                                  EXHIBIT INDEX
                                  -------------


         EXHIBIT NO.                                           DESCRIPTION

            99* CheckFree Holdings Corporation's Press Release issued March 28, 2000, regarding the execution of a multi-year non-exclusive extension to its contract with Chase Manhattan Bank for electronic payment services.

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         * Filed with this report.